STATEMENTS OF LOSSES (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended		121 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013
Operating expenses:
General and administrative	$ 3,662	$ 3,953	$ 15,765
Research and development	2,733	2,922	16,712
Research and development grant received	0	0	(489)
Total operating expenses	6,395	6,875	31,988
Loss from operations	(6,395)	(6,875)	(31,988)
Other income (expense):
Financing cost	0	0	(519)
(Loss) gain on change in fair value of warrant derivative liability	1,096	(50)	86
Interest (expense) income, net	(3)	5	36
Loss before provision for income taxes	(5,302)	(6,920)	(32,385)
Provision for income taxes	0	0	0
Net loss	$ (5,302)	$ (6,920)	$ (32,385)
Net loss per common share, basic and diluted (in dollars per share)	$ (0.21)	$ (0.32)
Weighted average shares outstanding (in shares)	24,816,481	21,805,211